Exhibit m 10

AMENDMENT TO PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-1

FOR CLASS B SHARES

OF MAINSTAY FUNDS TRUST

Schedule A

(Amended & Restated as of February 27, 2015)

FUND	FEE

MainStay Balanced Fund	0.75%

MainStay California Tax Free Opportunities Fund	0.25%

MainStay Cornerstone Growth Fund	0.75%

MainStay Conservative Allocation Fund	0.75%

MainStay Epoch U.S. All Cap Fund	0.75%

MainStay Epoch Global Choice Fund	0.75%

MainStay Epoch Global Equity Yield Fund	0.75%

MainStay Epoch International Small Cap Fund	0.75%

MainStay Epoch U. S. Equity Yield Fund	0.75%

MainStay Floating Rate Fund	0.75%

MainStay Growth Allocation Fund	0.75%

MainStay High Yield Opportunities Fund	0.75%

MainStay ICAP Equity Fund	0.75%

MainStay ICAP International Fund	0.75%

MainStay ICAP Global Fund	0.75%

MainStay ICAP Select Equity Fund	0.75%

MainStay Indexed Bond Fund	0.75%

MainStay Intermediate Term Bond Fund	0.75%

MainStay Moderate Allocation Fund	0.75%

MainStay Moderate Growth Allocation Fund	0.75%

MainStay New York Tax Free Opportunities Fund	0.25%

MainStay S&P 500 Index Fund	0.75%

MainStay Short Term Bond Fund	0.75%

MainStay U.S. Equity Opportunities Fund	0.75%

MainStay International Opportunities Fund	0.75%

MainStay Retirement 2010 Fund	0.75%

MainStay Retirement 2020 Fund	0.75%

MainStay Retirement 2030 Fund	0.75%

MainStay Retirement 2040 Fund	0.75%

MainStay Retirement 2050 Fund	0.75%

MainStay U.S. Small Cap Fund	0.75%

AMENDMENT TO PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-1

FOR CLASS C SHARES

OF MAINSTAY FUNDS TRUST

Schedule A

(Amended & Restated as of February 27, 2015)

FUND	FEE

MainStay Balanced Fund	0.75%

MainStay California Tax Free Opportunities Fund	0.25%

MainStay Cornerstone Growth Fund	0.75%

MainStay Conservative Allocation Fund	0.75%

MainStay Epoch U.S. All Cap Fund	0.75%

MainStay Epoch Global Choice Fund	0.75%

MainStay Epoch Global Equity Yield Fund	0.75%

MainStay Epoch International Small Cap Fund	0.75%

MainStay Epoch U. S. Equity Fund	0.75%

MainStay Floating Rate Fund	0.75%

MainStay Growth Allocation Fund	0.75%

MainStay High Yield Opportunities Fund	0.75%

MainStay ICAP Equity Fund	0.75%

MainStay ICAP International Fund	0.75%

MainStay ICAP Global Fund	0.75%

MainStay ICAP Select Equity Fund	0.75%

MainStay Indexed Bond Fund	0.75%

MainStay Intermediate Term Bond Fund	0.75%

MainStay Marketfield Fund	0.75%

MainStay Moderate Allocation Fund	0.75%

MainStay Moderate Growth Allocation Fund	0.75%

MainStay New York Tax Free Opportunities Fund	0.25%

MainStay S&P 500 Index Fund	0.75%

MainStay Short Duration High Yield Bond Fund	0.75%

MainStay Short Term Bond Fund	0.75%

MainStay U.S. Equity Opportunities Fund	0.75%

MainStay International Opportunities Fund	0.75%

MainStay Retirement 2010 Fund	0.75%

MainStay Retirement 2020 Fund	0.75%

MainStay Retirement 2030 Fund	0.75%

MainStay Retirement 2040 Fund	0.75%

MainStay Retirement 2050 Fund	0.75%

MainStay U.S. Small Cap Fund	0.75%